Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	October	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	11/20/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	11/20/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER

ASSETS
1.	UNRESTRICTED CASH	$51,248	$35,458	$326,670	$354,758
2.	RESTRICTED CASH
3.	TOTAL CASH	$51,248	$35,458	$326,670	$354,758
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$168,482	$504,726	$468,698
8.	OTHER (ATTACH LIST)	$76,415	$95,165	$84,665	$84,665
9.	TOTAL CURRENT ASSETS	$127,664	$299,105	$916,061	$908,120
10.	PROPERTY, PLANT & EQUIPMENT	$2,188,639	$2,188,639	$2,188,639	$2,188,639
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(825,402)	$(831,120)	$(836,838)
12.	NET PROPERTY, PLANT & EQUIPMENT	$2,188,639	$1,363,237	$1,357,519	$1,351,801
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$166,250	$166,250	$166,250	$0
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$2,482,552	$1,828,592	$2,439,830	$2,259,921
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$513,595	$1,054,868	$1,045,066
18.	TAXES PAYABLE		$37,923	$43,071	$76,683
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$6,536,268	$6,156,291	$6,097,578
21.	SECURED DEBT		$6,521	$290,616	$258,193
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$7,094,306	$7,544,846	$7,477,521
PREPETITION LIABILITIES
24.	SECURED DEBT	$267,505	$65,035	$65,035	$65,035	[1]
25.	PRIORITY DEBT	$3,991,351
26.	UNSECURED DEBT	$114,283,485	$1,588,832	$1,588,832	$1,588,832	[2]
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$118,542,341	$1,653,867	$1,653,867	$1,653,867
29.	TOTAL LIABILITIES	$118,542,341	$8,748,174	$9,198,714	$9,131,388
EQUITY
30.	PREPETITION OWNERS' EQUITY		$(73,722,301)	$(73,722,301)	$(73,722,301)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(7,556,986)	$(7,578,724)	$(7,692,486)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$74,359,705	$74,542,142	$74,543,320	[3]
33.	TOTAL EQUITY		$(6,919,582)	$(6,758,884)	$(6,871,467)
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$1,828,592	$2,439,830	$2,259,921

[1]	Item 24. Secured Debt includes $3,260.33 accrued property tax for the prepetition period, due post petition.
[2]	The Schedule Amount for Item 26. Unsecured Debt includes Intercompany Due To/From LPI shown below in Item 32.
[3]	Intercompany Due To/From Life Partners, Inc.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER

8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$24,441	$31,323	$31,323	$31,323
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$51,975	$53,343	$53,343	$53,343
8.	Rent due from Life Partners, Inc.		$10,500
8.
8.
8.
8.
8
8.	TOTAL - OTHER CURRENT ASSETS	$76,415	$95,165	$84,665	$84,665
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$166,250	$166,250	$166,250
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$166,250	$166,250	$166,250	$-
15. OTHER ASSETS
15.
15.
15.
15.
15.
15.
15.
15.
15.
15.	TOTAL - OTHER ASSETS	$-	$-	$-	$-

POSTPETITION LIABILITIES
22.
22.
22.
22.
22.
22.
22	TOTAL - OTHER POSTPETITION LIABILITIES		$-	$-	$-

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

INCOME STATEMENT		JULY	AUGUST	SEPTEMBER	OCTOBER
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$47,520	$42,251	$51,554	$73,439	[1]
12.	RENT & LEASE			$0	$0
13.	OTHER (ATTACH LIST)	$10,320	$22,352	$15,413	$17,512	[1]
14.	TOTAL OPERATING EXPENSES	$57,840	$64,603	$66,966	$90,951
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(57,840)	$(64,603)	$(66,966)	$(90,951)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(10,000)	$(10,500)	$(10,000)	$(10,000)
17.	NON-OPERATING EXPENSE (ATTACH LIST)			$0	$0
18.	INTEREST EXPENSE	$131	$36	$31	$798
19.	DEPRECIATION / DEPLETION	$5,718	$5,718	$5,718	$5,718
20.	AMORTIZATION			$0	$0
21.	OTHER (ATTACH LIST)	$0		$(35,447)	$39,133	[2]
22.	NET OTHER INCOME & EXPENSES	$(4,152)	$(4,746)	$(39,698)	$35,649
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$1,314,994	$804,838	$(6,279)	$(13,826)	[3]
24.	U.S. TRUSTEE FEES	$325		$71	$988
25.	OTHER (ATTACH LIST)	$1,770	$582	$669
26.	TOTAL REORGANIZATION EXPENSES	$1,317,088	$805,420	$(5,540)	$(12,838)
27.	INCOME TAX			$10
28.	NET PROFIT (LOSS)	$(1,370,776)	$(865,276)	$(21,738)	$(113,762)

[1]	August figures have been adjusted to reflect $3,333.34 that was reclassified from Other to General & Administrative Expenses.
[2]	Item 21. Other Income & Expense for September is gain recognized on the sale of the airport hangar. This asset was carried on the books of Life Partners, Inc., but was owned by LPHI, therefore, the corresponding reduction in assets shows on Life Partners, Inc. MOR-1
[3]	Item 23. Professional Fees for October are negative due to reversing fees previously accrued on LPHI where the invoice received allocate the fees to LPI.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

INCOME STATEMENT		JULY	AUGUST	SEPTEMBER	OCTOBER
OPERATING EXPENSES
13.	LEGAL & PROFESSIONAL FEES	$10,320	$22,352	$15,413	$17,512
13.
13.	TOTAL OTHER OPERATING EXPENSES	$10,320	$22,352	$15,413	$17,512
NON-OPERATING INCOME
16.	RENTAL INCOME	$10,000	$10,000	$10,000	$10,000
16.	LATE FEE INCOME		$500
16.
16.	TOTAL NON-OPERATING INCOME	$10,000	$10,500	$10,000	$10,000
OTHER INCOME & EXPENSES
21.	GAIN ON SALE OF AIRPORT HANGAR			$(35,447)		[1]
21.	LOSS ON SALE OF ICE AGE COLLECTION				$39,133
21.
21.	NET OTHER INCOME & EXPENSES	$0	$0	$(35,447)	$39,133
REORGANIZATION EXPENSES
25.	TRANSCRIPTION SERVICES	$1,770	$582	$669
25.
25.	TOTAL OTHER REORGANIZATION EXPENSES	$1,770	$582	$669	$0

[1]	Item 21. The airport hangar was carried on the books of Life Partners, Inc., but was owned by LPHI, therefore, the corresponding reduction in assets shows on Life Partners, Inc. MOR-1

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS		AUGUST	SEPTEMBER	QUARTER	OCTOBER
1.	CASH - BEGINNING OF MONTH	$33,749	$35,458		$326,670
RECEIPTS FROM OPERATIONS
2.	CASH SALES			$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION			$0
4.	POSTPETITION			$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)			$0
7.	SALE OF ASSETS		$268,996	$268,996	$67,117	[1]
8.	OTHER (ATTACH LIST)	$5,168	$26,255	$41,423	$10,000
9.	TOTAL NON-OPERATING RECEIPTS	$5,168	$295,251	$310,419	$77,117
10.	TOTAL RECEIPTS	$5,168	$295,251	$310,419	$77,117
11.	TOTAL CASH AVAILABLE	$38,917	$330,710	$310,419	$403,787
OPERATING DISBURSEMENTS
12.	NET PAYROLL			$0
13.	PAYROLL TAXES PAID			$0
14.	SALES, USE & OTHER TAXES PAID		$10	$10
15.	SECURED / RENTAL / LEASES			$0
16.	UTILITIES			$0
17.	INSURANCE	$2,456	$2,456	$7,388	$34,572
18.	INVENTORY PURCHASES			$0
19.	VEHICLE EXPENSES			$0
20.	TRAVEL			$0
21.	ENTERTAINMENT			$0
22.	REPAIRS & MAINTENANCE			$0
23.	SUPPLIES			$0
24.	ADVERTISING			$0
25.	OTHER (ATTACH LIST)	$212	$1,394	$6,624	$12,299
26.	TOTAL OPERATING DISBURSEMENTS	$2,668	$3,860	$14,022	$46,871
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES			$0	$947
28.	U.S. TRUSTEE FEES			$1,950	$650
29.	OTHER (ATTACH LIST)	$791	$180	$2,459	$562
30.	TOTAL REORGANIZATION EXPENSES	$791	$180	$4,409	$2,159
31.	TOTAL DISBURSEMENTS	$3,459	$4,039	$18,431	$49,030
32.	NET CASH FLOW	$1,709	$291,212	$291,989	$28,087
33.	CASH - END OF MONTH	$35,458	$326,670		$354,758

[1]	Item 7. Sale of Assets for September includes $208,996.12 received from the sale of the airplane hangar and a $60,000 down payment on the sale of the Ice Age Collection. For October, this includes proceeds from the sale of the Ice Age Collection.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS		AUGUST	SEPTEMBER	QUARTER	OCTOBER

OTHER NON-OPERATING RECEIPTS
8.	Lease & Rental Income		$20,500	$30,500	$10,000
8.	Return of Retainer		$5,755	$5,755
8.	Worker's Compensation Dividend	$5,168		$5,168
8.	Total - Non-Operating Receipts	$5,168	$26,255	$41,423	$10,000

OTHER OPERATING DISBURSEMENTS
25.	Registrar & Transfer Fees		$1,400	$2,450	$1,050
25.	Filing Fees	$212		$212
25.	Web Page Hosting			$3,750	$11,249
25.	Bank Acct Analysis Fee		$(6)	$213
25.	Total - Other Operating Disbursements	$212	$1,394	$6,624	$12,299

OTHER REORGANIZATION EXPENSES
29.	Transcription Services	$791	$180	$2,459	$562
29.				$0
29.	Total - Other Reorganization Expenses	$791	$180	$2,459	$562

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER

1.	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	October 2015

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL	$76,683				$76,683
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$76,683	$0	$0	$0	$76,683

6.	ACCOUNTS PAYABLE	$2,542	$401,699	$139,831	$500,994	$1,045,066

STATUS OF POSTPETITION TAXES			MONTH:	October 2015

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING				$0
2.	FICA-EMPLOYEE				$0
3.	FICA-EMPLOYER				$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT				$0
12.	REAL PROPERTY	$43,071	$33,612		$76,683	[1]
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$43,071	$33,612	$0	$76,683
16.	TOTAL TAXES	$43,071	$33,612	$0	$76,683

[1]	The figures shown here include $28,460.88 in penalty accrued on calendar year 2014 taxes, but do not include $3,260.33 accrued for the prepetition period of Jan. 1, 2015 thru Jan. 19, 2015.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

			MONTH:	October 2015
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		Bank of America	Alliance Bank	Bank of Texas
B. ACCOUNT NUMBER:		3363	613	3772
C. PURPOSE (TYPE):		DIP Account	MoneyMarket	Checking	TOTAL
1.	BALANCE PER BANK STATEMENT			$355,630	$355,630
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS			$872	$872
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$354,758	$354,758
6.	NUMBER OF LAST CHECK WRITTEN	1013		1029

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$354,758

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	October 2015

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS							[3]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group					$770,581
2.	Bridgepoint Consulting	10/29/15	$70,372			$606,217
3.	Epiq Bankruptcy Solutions	05/22/15	$2,178,943		$558,773	$1,620,170
4.	Forshey & Prostok, LLP	04/28/15	$154,409		$57,613	$96,796	[1]
5.	Kevin Buchanan & Associates	07/01/15	$140,235			$140,235
6.	Kim Hinkle, Attorney at Law					$187,945
7.	MMS Advisors					$346,992
8.	Munsch, Hardt, Kopf & Harr, P.C.					$1,535,116
9.	Phillips Murrah					$151,136
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$100,000	$28,618	[1]
11.	Thompson & Knight, LLP				$3,434	$7,772,799	[4]
12.	Tom Moran, US Trustee			$9,632	$9,632	$451,918
13.	Smith, Jackson, Boyer & Bovard, PLLC					$52,021
14.	Inventus, LLC				$25,000	$1,405	[5]
15.	First Advantage Litigation Consulting				$6,000	$6,000	[5]
16.	Predictive Resources					$72,500
17.	Barbara Pope			$4,355	$4,355	$57,067
18.	TOTAL PAYMENTS TO PROFESSIONALS			$9,632	$760,452	$13,840,451

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Bank Direct Capital Finance	$1,105	$1,105	$4,368
2.	First Insurance Funding Corp.	$32,116	$32,116	$253,825
3.
4.
5.
6.	TOTAL	$33,221	$33,221	$258,193

[1]	The payments reflected here are retainers paid in prior months by Life Partners, Inc.
[3]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[4]	The payment reflected here was a payment made by Life Partners, Inc. to Thompson & Knight for the initial bankruptcy filing fees for LPI & LPIFS. This is being shown here because these fees are included in the amounts invoiced by Thompson & Knight.
[5]	Amounts paid to Inventus, LLC and First Advantage Litigation Consulting are retainers paid by Life Partners, Inc.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	October 2015

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 1. The Ice Age Collection was sold pursuant to court order (Docket 1053).

Questionnaire Item 5. A postpetition loan was received from First Insurance Funding Corp. to finance D&O and E&O insurance premiums.

Questionnaire Item 10. Past due amounts are mainly professional fees incurred after the filing date.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Commercial Fine Arts insurance thru Travelers Lloyds Insurance was cancelled due to sale of artifacts (Ice Age Collection).

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Directors & Officers	Illinois National	09/30/15- 09/30/16
Errors & Omissions	Indian Harbor	09/30/15- 09/30/16
Total for Financed thru	First Insurance Funding Corp		$32,116.09 /month
Commercial Package*	Allied Insurance	06/14/15 - 06/13/16	$1,066.08 /month
Commercial Fine Arts	Travelers Lloyds Insurance	06/14/15 - 06/14/16	$285.10 /month
Cyber Liability	Beazley Insurance	05/12/15 - 06/12/16	$1,104.82 /month

*	includes auto, building, edp, excess liability

[1]	This obligation has been paid in full.